400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Director of Investor Relations, or
Katherine L. Johnston, Investor Relations Analyst
(617) 796-8245
www.fivestarqualitycare.com

Five Star Quality Care, Inc. Reports Second Quarter 2008 Results

____________________________________

Newton, MA (August 6, 2008).  Five Star Quality Care, Inc. (AMEX: FVE) today announced its financial results for the quarter and six months ended June 30, 2008.

Second Quarter 2008 Financial Highlights:

▪	Total revenues for the second quarter of 2008 increased 12.9% to $271.1 million from $240.1 million for the same period last year.

▪
Net income per share from continuing operations for the second quarter of 2008 was $0.13, basic and diluted, compared to $0.16 and $0.15, basic and diluted, respectively, for the same period last year.

▪
During the three months ended June 30, 2008, we recognized a $1.1 million loss, or $0.03 per share, basic and diluted, as a result of an unrealized loss on our holdings in auction rate securities. Without this loss, we would have reported net income per share from continuing operations, basic and diluted, in the three months ended June 30, 2008 of $0.16. We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the three months ended June 30, 2008. Page 6 of the attached Supplemental Information contains a Reconciliation of Non-GAAP Financial Measures for all adjusted earnings per share amounts presented in this release.

▪
Net income per share from continuing operations in the three months ended June 30, 2007 included a gain from extinguishment of debt of $934,000, or $0.03 and $0.02 per share, basic and diluted, respectively.  Without this gain, we would have reported net income per share from continuing operations for the second quarter of 2007 of $0.13, basic and diluted.  We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the three months ended June 30, 2007.

Second Quarter 2008 Operating Highlights (senior living communities):

▪	Senior living occupancy for the second quarter of 2008 was 88.6% compared with 90.0% for the same period a year ago.

▪	Senior living average daily rate for the second quarter of 2008 increased by 7.1% to $145.75, from $136.11 in the same period a year ago.

▪	The percentage of senior living revenue derived from residents’ private resources for the second quarter of 2008 increased to 68% from 66% for the same period a year ago.

▪	Wages and benefits as a percentage of senior living revenues for the second quarter of 2008 were 48.9% compared with 51.8% for the second quarter of 2007.

▪
For those senior living communities that we have operated continuously since April 1, 2007 (comparable communities), occupancy for the second quarter of 2008 was 88.7% compared with 90.0% in the second quarter of 2007.

▪	Comparable communities average daily rate for the second quarter of 2008 increased by 5.8%, to $144.09, from $136.21 in the same period a year ago.

First Half 2008 Financial Highlights:

▪	Total revenues for the six months ended June 30, 2008 increased 11.1% to $530.0 million from $477.2 million for the same period last year.

▪
Net income per share from continuing operations for the six months ended June 30, 2008 was $0.27 and $0.26, basic and diluted, respectively, compared to $0.34 and $0.32, basic and diluted, respectively, for the same period last year.

▪
During the six months ended June 30, 2008, we recognized a $4.4 million loss, or $0.14 and $0.11 per share, basic and diluted, respectively, as a result of an unrealized loss on our holdings in auction rate securities. Without this loss, we would have reported net income per share from continuing operations, basic and diluted, in the six months ended June 30, 2008 of $0.41 and $0.37, respectively. We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the six months ended June 30, 2008.

▪
Net income per share from continuing operations in the six months ended June 30, 2007 included a gain from extinguishment of debt of $4.5 million, or $0.15 and $0.11 per share, basic and diluted, respectively.  Without this gain, we would have reported net income per share from continuing operations for the six months ended June 30, 2007 of $0.19 and $0.21, basic and diluted, respectively.  We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the six months ended June 30, 2007.

Conference Call:

On August 6, 2008 at 5:00 p.m. Eastern Standard Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Francis R. Murphy, III, Chief Financial Officer, will host a conference call to discuss the second quarter 2008 financial results.  Following the company’s remarks, there will be a question and answer period.

The conference call telephone number is (888) 218-8176.  Participants calling from outside the United States and Canada should dial (913) 312-0640. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Standard Time Wednesday, August 13, 2008. To hear the replay, dial (719) 457-0820.  The replay pass code is 4007398.

A live audio webcast of the conference call will also be available in a listen only mode on the company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the company’s web site about five minutes before the call.  The archived webcast will be available for replay on the company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a healthcare services company which operates healthcare and senior living communities.  As of today, Five Star owns, leases or operates 194 senior living communities with over 20,800 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates six institutional pharmacies, one of which provides mail order pharmaceuticals to the general public, and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

Supplemental Information, page 1 of 6
FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(in thousands, except share data)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenues:
Senior living revenue	$228,442	$200,601	$445,369	$397,664
Hospital revenue	24,421	25,219	49,165	51,348
Pharmacy revenue	18,281	14,318	35,487	28,153
Total revenues	271,144	240,138	530,021	477,165

Operating expenses:
Senior living wages and benefits	111,795	103,901	220,889	205,836
Other senior living operating expenses	58,668	48,501	112,089	98,412
Hospital expenses	22,615	23,373	45,207	46,997
Pharmacy expenses	17,347	13,524	33,550	27,115
Rent expense	39,275	31,963	74,719	64,228
General and administrative expenses	11,722	10,887	22,855	20,946
Depreciation and amortization	3,647	3,238	7,282	6,389
Total operating expenses	265,069	235,387	516,591	469,923

Operating income	6,075	4,751	13,430	7,242
Interest and other income	1,302	1,410	3,796	2,830
Interest expense	(1,600)	(1,677)	(3,194)	(3,455)
Unrealized loss on investments in trading securities	(1,096)	-	(4,366)	-
Gain on extinguishment of debt	-	934	-	4,491

Income from continuing operations before income taxes	4,681	5,418	9,666	11,108
Provision for income taxes	(444)	(275)	(1,010)	(483)
Income from continuing operations	4,237	5,143	8,656	10,625
Loss from discontinued operations	(748)	(1,063)	(3,550)	(1,781)

Net income	$3,489	$4,080	$5,106	$8,844

Weighted average shares outstanding - basic	31,831	31,694	31,825	31,689

Weighted average shares outstanding - diluted	41,562	41,425	41,556	41,420

Basic income per share from:
Continuing operations	$0.13	$0.16	$0.27	$0.34
Discontinued operations	(0.02)	(0.03)	(0.11)	(0.06)
Net income per share	$0.11	$0.13	$0.16	$0.28

Diluted income per share from:
Continuing operations	$0.13	$0.15	$0.26	$0.32
Discontinued operations	(0.02)	(0.02)	(0.09)	(0.04)
Net income per share	$0.11	$0.13	$0.17	$0.28

EBITDA(1):
Income from continuing operations:	$4,237	$5,143	$8,656	$10,625
Add: income taxes	444	275	1,010	483
Add: depreciation and amortization	3,647	3,238	7,282	6,389
Add: interest expense	1,600	1,677	3,194	3,455
Less: interest and other income	(1,302)	(1,410)	(3,796)	(2,830)
EBITDA	$8,626	$8,923	$16,346	$18,122

(1)
We consider earnings before interest, taxes, depreciation and amortization, or EBITDA, to be a meaningful measure of our operating performance because it is useful in measuring our ability to service debt, fund capital expenditures and expand our business.  We believe that EBITDA is a meaningful disclosure that may help shareholders to better understand our financial performance, including comparing our performance to similar numbers reported by other companies, however, EBITDA as presented may not always be comparable to amounts calculated by other companies.  This information should not be considered as an alternative to net income, income from continuing operations, operating income, cash flow from operations, or any other operating performance or liquidity measure established by generally accepted accounting principles (GAAP) in the United States.  We have not made any adjustments to reported EBITDA for the three and six months ended June 30, 2008 and 2007, respectively, relating to the unrealized loss on investments in trading securities or the gain on extinguishment of debt shown in the reconciliations discussed on page 6 of the supplemental information in this earnings release.

Supplemental Information, page 2 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)

	June 30,	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$45,884	$30,999
Accounts receivable, net of reserve	60,998	58,803
Prepaid expenses and other current assets	21,641	23,782
Investment securities:
Investments in trading securities	-	61,800
Investments in available for sale securities	6,892	7,455
Assets of discontinued operations	2,040	3,178
Total current assets	137,455	186,017

Long term assets:
Property and equipment, net	132,444	131,705
Investments in trading securities	70,484	-
Other long term assets	40,462	42,732
Total assets	$380,845	$360,454

Liabilities and Shareholders’ Equity
Current liabilities	$116,315	$104,063
Long term liabilities	30,774	27,259
Mortgage notes payable, long term	15,706	15,810
Convertible senior notes	126,500	126,500
Shareholders’ equity (31,844,394 and 31,818,144 shares issued and outstanding at June 30, 2008 and December 31, 2007)	91,550	86,822
Total liabilities and shareholders’ equity	$380,845	$360,454

Supplemental Information, page 3 of 6

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007

Number of communities (end of period)	182	161	182	161
Number of living units (end of period)	19,814	18,007	19,814	18,007

Occupancy	88.6%	90.0%	89.2%	90.1%
Average daily rate (ADR)	$145.75	$136.11	$143.23	$135.80
ADR % growth	7.1%	2.6%	5.5%	2.5%

Percent breakdown of net senior living revenues:
Medicare	15%	16%	16%	16%
Medicaid	17%	18%	17%	18%
Private	68%	66%	67%	66%
Total	100%	100%	100%	100%

Net senior living revenues	$228,442	$200,601	$445,369	$397,664
Net senior living revenues % growth	13.9%	9.8%	12.0%	9.4%

Community expenses (2)	$170,463	$152,402	$332,978	$304,248
Community expenses (2) as a % of net senior living revenues	74.6%	76.0%	74.8%	76.5%
Community expenses (2) % growth	11.9%	8.6%	9.4%	8.8%

(1)	Excludes data for pharmacy and hospital operations and senior living discontinued operations (except for the number of communities and living units).
(2)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

Supplemental Information, page 4 of 6

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended June 30, (2)		Six months ended June 30, (3)
	2008	2007	2008	2007

Number of communities (end of period)	162	162	162	162
Number of living units (end of period)	18,016	18,016	18,016	18,016

Occupancy	88.7%	90.0%	89.2%	90.1%
Average daily rate (ADR)	$144.09	$136.21	$143.83	$135.85
ADR % growth	5.8%	n/a	5.9%	n/a

Percent breakdown of net senior living revenues:
Medicare	16%	16%	16%	16%
Medicaid	18%	18%	18%	18%
Private	66%	66%	66%	66%
Total	100%	100%	100%	100%

Senior living revenues	$207,586	$200,329	$416,690	$397,392
Senior living revenues % growth	3.6%	n/a	4.9%	n/a

Community expenses (4)	$155,451	$152,207	$311,522	$304,053
Community expenses (4) as a % of net senior living revenues	74.9%	76.0%	74.8%	76.5%
Community expenses (4) % growth	2.1%	n/a	2.5%	n/a

(1)	Excludes data for pharmacy and hospital operations and senior living discontinued operations (except for the number of communities and living units).
(2)	Communities that we operated continuously since April 1, 2007.
(3)	Communities that we operated continuously since January 1, 2007.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

Supplemental Information, page 5 of 6

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Number of communities (2) (end of period):
Assisted and independent living communities, owned	13	13	13	13
Assisted and independent living communities, leased	120	99	120	99
Total number of assisted and independent living communities	133	112	133	112

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	47	47	47	47
Total number of skilled nursing communities	49	49	49	49

Total number of communities	182	161	182	161

Number of living units (end of period):
Assisted and independent living communities, owned	1,061	1,070	1,061	1,070
Assisted and independent living communities, leased (3)	14,344	12,527	14,344	12,527
Total number of assisted and independent living units	15,405	13,597	15,405	13,597

Skilled nursing communities, owned	271	273	271	273
Skilled nursing communities, leased (4)	4,138	4,137	4,138	4,137
Total number of skilled nursing units	4,409	4,410	4,409	4,410

Total number of living units	19,814	18,007	19,814	18,007

Rehabilitation hospital units	321	321	321	321

Senior living revenues:
Assisted and independent living communities	$160,836	$136,491	$310,158	$270,640
Skilled nursing communities	66,037	63,014	131,633	124,502
Other (5)	1,569	1,096	3,578	2,522
Total senior living revenues	$228,442	$200,601	$445,369	$397,664

Assisted and independent living communities occupancy	89.1%	90.9%	89.9%	90.9%
Assisted and independent living communities ADR	$131.92	$121.55	$128.61	$121.52
Assisted and independent living communities ADR % growth	8.5%	1.3%	5.8%	1.6%

Skilled nursing communities occupancy	86.8%	87.4%	87.0%	87.6%
Skilled nursing communities ADR	$189.70	$179.59	$188.64	$178.13
Skilled nursing communities ADR % growth	5.6%	6.7%	5.9%	5.8%

Rehabilitation hospital occupancy	61.9%	62.8%	63.8%	64.0%

(1)	Excludes data for pharmacy operations and senior living discontinued operations (except for the number of communities and living units).
(2)	Communities are categorized by the type of living units which constitute a majority (or plurality) of the total living units at the community.
(3)
Includes 1,867 and 1,654 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and six months ended June 30, 2008 and 2007, respectively.

(4)
Includes 66 and 95 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and six months ended June 30, 2008 and 2007, respectively.

(5)
Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from pharmacy or hospital operations.

Supplemental Information, page 6 of 6

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

Reconciliation of Income from Continuing Operations to Income from Continuing Operations Excluding the Unrealized Loss on Investments in Trading Securities for the three and six months ended June 30, 2008:

	For the three months ended			For the six months ended
	June 30, 2008			June 30, 2008
	Amount	Per Share Basic	Per Share Diluted	Amount	Per Share Basic	Per Share Diluted
Income from continuing operations	$4,237	$0.13	$0.13	$8,656	$0.27	$0.26
Add: Unrealized loss on investments in trading securities	1,096	0.03	0.03	4,366	0.14	0.11

Income from continuing operations excluding the unrealized loss on investments in trading securities(1)	$5,333	$0.16	$0.16	$13,022	$0.41	$0.37

______________________________________________________________________________________

Reconciliation of Income from Continuing Operations to Income from Continuing Operations Excluding Gain on Extinguishment of Debt for the three and six months ended June 30, 2007:

	For the three months ended			For the six months ended
	June 30, 2007			June 30, 2007
	Amount	Per Share Basic	Per Share Diluted	Amount	Per Share Basic	Per Share Diluted
Income from continuing operations	$5,143	$0.16	$0.15	$10,625	$0.34	$0.32
Less: Gain on extinguishment of debt	(934)	(0.03)	(0.02)	(4,491)	(0.15)	(0.11)

Income from continuing operations excluding gain on extinguishment of debt (1)	$4,209	$0.13	$0.13	$6,134	$0.19	$0.21

(1)
We believe this adjusted amount is a meaningful disclosure that may help shareholders to better understand our results of operations for the three and six months ended June 30, 2008 and 2007.  This information should not be considered as an alternative to income from continuing operations or income from continuing operations per share or any other operating or performance measure established by GAAP.